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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                            LEHMAN ABS CORPORATION

                  ------------------------------------------

            (Exact name of registrant as specified in its charter)

         Delaware                                     13-3447441
(State of incorporation or organization)     (IRS Employer Identification No.)

                              745 Seventh Avenue
                           New York, New York 10019

                   (Address of principal executive offices)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [X]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [_]

Securities Act registration statement file number to which this form relates:
333-75218

Securities to be registered pursuant to Section 12(b) of the Act:


Title Of Each Class To                                          Name Of Each  Exchange On Which Each Class Is
Be So Registered                                                To Be Registered
---------------------                                           ---------------------------------------------
2,684,400 Corporate Backed Trust Certificates,                  New York Stock Exchange, Inc.
BellSouth Debenture-Backed
Series 2002-8

       Securities to be registered pursuant to Section 12(g) of the Act:
                                     NONE

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Corporate Backed Trust Certificates, BellSouth Debenture-Backed Series 2002-8, is contained in the Prospectus, dated February 11, 2002, included in the Registrant's Registration Statement on Form S-3 (No. 333-75218) under the caption "Description of Certificates," which is incorporated herein by reference, and in the Prospectus Supplement, dated May 20, 2002, filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, under the caption "Description of the Certificates," which Prospectus Supplement, together with the Prospectus, shall be deemed to be incorporated herein by reference.

ITEM 2.  EXHIBITS.

         The securities described herein are to be registered pursuant to
Section 12(b) of the Securities Exchange Act of 1934 on an exchange on which other securities of the Registrant are currently registered. In accordance with Part II to the instructions regarding exhibits on Form 8-A, the following exhibits shall be filed with each copy of the Registration Statement filed with such exchange.

     1. Certificate of Incorporation of Lehman ABS Corporation is set forth as
Exhibit 3.1 to the Registration Statement on Form S-3 and is incorporated herein by reference.

     2. By-laws, as amended, of Lehman ABS Corporation are set forth as
Exhibit 3.2 to the Registration Statement on Form S-3 and is incorporated herein by reference.

     3. Form of Trust Agreement is set forth as Exhibit 4.1 to the Registration Statement and is incorporated herein by reference.

     4. Form of Prospectus is attached to the Registration Statement on Form S-3 and is incorporated herein by reference.

     5. Form of Preliminary Prospectus Supplement, dated May 17, 2002, filed with the Securities and Exchange Commission on May 20, 2002, for Lehman ABS Corporation, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, and is incorporated herein by reference.

     6. Form of Prospectus Supplement, dated May 20, 2002, filed with the Securities and Exchange Commission on May 22, 2002, for Lehman ABS Corporation, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, and is incorporated herein by reference.

     7. Form of Series Supplement, dated as of May 23, 2002, is set forth as
Exhibit 7 on Form 8-A12B filed with the Securities and Exchange Commission, for Lehman ABS Corporation, on May 31, 2002, and is incorporated herein by reference.

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                            LEHMAN ABS CORPORATION
                            (Registrant)

                            By:  /s/ Paul Mitrokostas
                                 ----------------------------
                                 Name:   Paul Mitrokostas
                                 Title:  Senior Vice President


Date:  October 27, 2003